EXHIBIT 31.1
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     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
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I, Charles B. Pollock, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Pangea Petroleum Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Pangea Petroleum Corporation as of, and for, the periods presented in this report;

4. Pangea Petroleum Corporation's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Pangea Petroleum Corporation and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Pangea Petroleum Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Evaluated the effectiveness of Pangea Petroleum Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this report any change in Pangea Petroleum Corporation's internal control over financial reporting that occurred during Pangea Petroleum Corporation's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Pangea Petroleum Corporation's internal control over financial reporting; and

5. Pangea Petroleum Corporation's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Pangea Petroleum Corporation's auditors and the audit committee of Pangea Petroleum Corporation's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Pangea Petroleum Corporation's ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Pangea Petroleum Corporation's internal control over financial reporting.

Date: November 13, 2003                    By: /s/ Charles B. Pollock
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                                               Charles  B.  Pollock,
                                               Chief  Executive  Officer


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